Exhibit 10.1

EXECUTION VERSION

STOCKHOLDERS’ AGREEMENT

This STOCKHOLDERS’ AGREEMENT, dated as of October 18, 2013 (this “Agreement”), is entered into by and among the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation (the “Company”), listed on Appendix A hereto who have become parties to this Agreement through the execution of a counterpart signature page (the “Stockholders” and each individually a “Stockholder”), R. Steven Hicks, as representative for the Stockholders (the “Stockholder Representative”), and Gentiva Health Services, Inc., a Delaware corporation (“Parent”).

WHEREAS, Parent, the Company, Javelin Merger Sub, Inc., Javelin Healthcare Holdings, LLC, CTLTC Real Estate, LLC, the Securityholders named therein and the Stockholder Representative have entered into that certain Merger Agreement, dated as of September 18, 2013, (the “Merger Agreement”), pursuant to which the Stockholders shall receive shares of Parent Common Stock (as defined in the Merger Agreement) in partial consideration for all shares of the Company’s outstanding capital stock held by the Stockholders, all upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, Parent and the Stockholders desire to enter into this Agreement to set forth their understanding with respect to, among other things, representation on Parent’s Board of Directors (the “Board”) and the holding, transfer and registration of Parent Common Stock.

NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, Parent and the Stockholders hereby agree as follows:

ARTICLE I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in Rule 12b-2, as in effect on the date hereof, under the Exchange Act.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in the City of New York.

“Control Shares” means the shares of Parent Common Stock issued as Control Share Consideration (as defined in the Merger Agreement).

“Closing Merger Shares” has the meaning set forth in the Merger Agreement.

“Commission” means the United States Securities and Exchange Commission and any successor agency.

“Director” means a member of the Board.

“Effective Time” has the meaning set forth in the Merger Agreement.

“Escrowed Shares” has the meaning set forth in the Merger Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act, including the rules promulgated thereunder.

“register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Stock” means the Stockholder Shares; provided, however, that any Registrable Stock shall cease to be Registrable Stock when (i) a registration statement covering such Registrable Stock has been declared effective and such Registrable Stock has been disposed of pursuant to such effective registration statement, (ii) such Registrable Stock may be sold without manner of sale, volume or other restriction pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) such Registrable Stock ceases to be outstanding; provided, that, solely for purposes of the immediately preceding clause (ii) such Registrable Stock shall continue to be deemed Registrable Stock for purposes of this Agreement, other than with respect to Section 4.2, so long as there remain outstanding any other shares of Registrable Stock.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Stockholder Shares” means the Closing Merger Shares, the Escrowed Shares and the Control Shares, whether or not subject to transfer or other restrictions, now or hereafter beneficially owned by the Stockholders, including any securities issued or issuable in respect of the Closing Merger Shares, the Escrowed Shares or the Control Shares as a result of conversion, exchange, recapitalization, reorganization, replacement, stock dividend, stock split or other distribution.

ARTICLE II

BOARD REPRESENTATION

At the Effective Time, the Board shall appoint R. Steven Hicks (the “Designee”) to serve on the Board as Vice Chairman thereof until Parent’s next annual meeting of stockholders and until the Designee’s successor shall have been duly elected and qualified, or until his earlier death, resignation or removal. In connection with Parent’s annual meeting of stockholders to be held during the calendar year ending December 31, 2014, the Board and Parent’s Corporate Governance and Nominating Committee shall nominate the Designee for election as a Director at such annual meeting of stockholders and shall recommend that the stockholders of Parent vote for the election of the Designee as a director at such annual meeting; provided, however, that the Board and such committee shall not be required to so nominate the Designee if, after the date of this Agreement, he has been arrested and charged with fraud or a crime of moral turpitude.

ARTICLE III

RESTRICTIONS ON TRANSFER OF STOCKHOLDER SHARES

Section 3.1 Transfer Restrictions. No Stockholder may transfer more than fifty percent (50%) of the Closing Merger Shares he, she or it receives pursuant to the Merger Agreement (collectively, the “Restricted Shares”), whether by sale, assignment, gift, pledge, hypothecation, encumbrance, grant of future rights or otherwise (each, a “Transfer”), including pursuant to an effective registration statement, beginning from the date of this Agreement and expiring on the one (1) year anniversary thereof (the “Restricted Period”); provided, however, that the foregoing restrictions shall not apply to the following Transfers by a Stockholder: (w) any gift or bequest or through inheritance to, or for the benefit of, any member or members of such Stockholder’s immediate family (which shall include any spouse, lineal ancestor or descendant or sibling) or to a trust, partnership or limited liability company for the exclusive benefit of such Stockholder’s immediate family; (x) any Transfer to a trust in respect of which such Stockholder serves as the sole trustee; or (y) any Transfer by such Stockholder, if such Stockholder is a corporation, partnership, limited liability company or other entity, to any Affiliate, officer, director, partner or member of such Stockholder (any Transfer described in the immediately preceding clauses (w) through (y), inclusive, a “Permitted Transfer”); provided that with respect to any Permitted Transfer, it shall be a condition precedent to such Permitted Transfer that the transferee executes a counterpart signature page to this Agreement, pursuant to which such transferee agrees to be bound by the terms of this Agreement. No rights under this Agreement shall transfer to any transferee of Restricted Shares other than in connection with a Permitted Transfer in accordance with this Section 3.1. For the avoidance of doubt, the restrictions in this Section 3.1 shall not apply to (i) fifty percent (50%) of the Closing Merger Shares received by each Stockholder pursuant to the Merger Agreement, (ii) the Control Shares, or (iii) any Escrowed Shares distributed to the Stockholders pursuant to the terms of the Merger Agreement and the Escrow Agreement (as defined in the Merger Agreement).

Section 3.2 Restrictive Legend. Each certificate representing Restricted Shares shall be stamped or otherwise imprinted with a legend substantially in the following form, together with such other legends required by the Merger Agreement or applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS ON DISPOSITION AND OTHER RESTRICTIONS CONTAINED IN A STOCKHOLDERS AGREEMENT, DATED AS OF OCTOBER 18, 2013, AMONG GENTIVA HEALTH SERVICES, INC., THE STOCKHOLDER REPRESENTATIVE AND THE STOCKHOLDERS PARTY THERETO.”

At the end of the Restricted Period, upon request by a Stockholder, Parent shall promptly remove or take all appropriate action as may be required to remove the foregoing legend from any certificate or book entry evidencing Restricted Shares held by such Stockholder, including any certificate or book entry held by a transfer agent on behalf of such Stockholder. Upon request by a Stockholder at any time after any Stockholder Shares held by such Stockholder may be sold pursuant to Rule 144 (or any successor provision) under the Securities Act, Parent shall promptly, upon such Stockholder’s delivery of a customary Rule 144 representation letter to Parent and its counsel, remove or take all appropriate action as may be required to remove, from any certificate or book entry evidencing such Stockholder Shares (including any certificate or book entry held by a transfer agent on behalf of such Stockholder), any legend required by the Merger Agreement or applicable law with respect to requiring registration or an exemption from registration to sell or offer such Stockholder Shares; provided, however, that, if at the time of such request, either (i) such Stockholder is an “affiliate” (as defined in Rule 144) of Parent or was an affiliate of Parent at any time during the 90-day period immediately preceding the date of such request, or (ii) such Stockholder has held such Stockholder Shares for a period of greater than six months but less than one year (calculated in accordance with Rule 144), then Parent shall have no obligation to remove any such legend except in connection with a sale of the applicable Stockholder Shares by such Stockholder in accordance with Rule 144 (including the delivery to Parent and its counsel of customary Rule 144 seller and broker representation letters), with any replacement “balance” certificate or book entry retaining such legend or applicable book entry notation.

ARTICLE IV

REGISTRATION RIGHTS

Section 4.1 Shelf Registration.

(a) So long as any shares of Registrable Stock remain outstanding, Parent shall use its best efforts to qualify and remain qualified to register securities under the Securities Act pursuant to a registration statement on Form S-3 or any successor form thereto.

(b) In accordance with the procedures set forth in Section 4.2, Parent agrees to file with the Commission as soon as reasonably practicable, but in no event later than thirty (30) days after the date hereof, a shelf registration statement on Form S-3 or such other form under the Securities Act then available to Parent (including the prospectus, amendments and supplements to such registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Shelf Registration Statement”), providing for the resale pursuant to Rule 415 from time to time by the Stockholders of any and all Registrable Stock. Parent agrees to use commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as reasonably practicable following such filing.

(c) Parent shall use all reasonable efforts to cause the Shelf Registration Statement to remain continuously effective (including, if necessary, by filing a subsequent Shelf Registration Statement upon expiration of any previously effective Shelf Registration Statement) until the date when all shares of Registrable Stock cease to be Registrable Stock. Parent shall supplement or make amendments to the Shelf Registration Statement if required by the Securities Act, and shall use all reasonable efforts to have such supplements and amendments declared effective, if required, as soon as practicable after filing.

Section 4.2 Piggyback Registration.

(a) In the event that Parent determines that it shall file a registration statement under the Securities Act for the registration of Parent Common Stock (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer, an offering of securities solely to Parent’s existing stockholders, or a registration statement registering Parent Common Stock which is issuable solely upon conversion of debt securities or a registration statement solely with respect to an employee benefit plan) on any form that would also permit the registration of the Registrable Stock, Parent shall each such time promptly give each Stockholder written notice of such determination setting forth the date on which Parent proposes to file such registration statement (or prospectus filed pursuant to Rule 424 under the Securities Act relating to an effective shelf registration statement), which date shall be no earlier than ten (10) Business Days from the date of such notice, and advising the Stockholders of their right to have Registrable Stock included in such registration. Upon the written request of a Stockholder received by Parent no later than three (3) Business Days after the date of Parent’s notice to the Stockholder Representative, Parent shall use all reasonable efforts to cause to be registered under the Securities Act pursuant to such registration statement all of the Registrable Stock that each such Stockholder has so requested to be registered. Notwithstanding the foregoing, this Section 4.2(a) shall not apply to any Escrowed Shares remaining in the Escrow Account or Restricted Shares during the Restricted Period.

(b) If, the managing underwriter advises Parent in writing that (or, in the case of a non-underwritten offering, in the written opinion of Parent) the total amount of securities to be so registered, including such Registrable Stock, will exceed the maximum amount of Parent’s securities which can be sold in such offering or that the number of shares of Registrable Stock proposed to be included in such offering would adversely affect the price per share, timing or distribution of the Parent Common Stock to be sold by Parent in such offering, then Parent shall be entitled to reduce the number of shares of Registrable Stock to be sold in such offering in proportion (as nearly as practicable) to the amount of Registrable Stock requested to be included by each Stockholder at the time of filing the registration statement. For clarity, the Parent or the managing underwriter shall have the ability to fully cut back any Registrable Stock in connection with any such offering in accordance with this Section 4.2(b). Parent agrees not to give any other stockholder of Parent registration rights superior to those granted to the Stockholders without the Stockholder Representative’s prior written approval, which approval shall not be unreasonably withheld conditioned or delayed.

(c) If, at any time after giving written notice of its intention to register any Parent Common Stock pursuant to this Section 4.2 and prior to the effective date of the registration statement filed in connection with such registration (or the filing of the applicable prospectus pursuant to Rule 424 under the Securities Act), Parent shall determine for any reason not to register such Parent Common Stock pursuant to this Section 4.2 or to delay registration of such Parent Common Stock, Parent may, at its election, give written notice of such determination to the Stockholder Representative and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Stock in connection with such abandoned registration, and (ii) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Stock for the same period as the delay in registering such other equity securities, which period, for the avoidance of doubt, shall be determined by Parent in its sole discretion.

Section 4.3 Registration Procedures. In connection with the obligations of Parent with respect to any registration pursuant to this Agreement, Parent shall, as expeditiously as possible:

(a) before filing with the Commission a registration statement or prospectus thereto with respect to the Registrable Stock and any amendments or supplements thereto, at Parent’s expense, furnish to counsel to the Stockholder Representative copies of all such documents (other than documents that are incorporated by reference) proposed to be filed and such other documents reasonably requested by the Stockholder Representative and provide a reasonable opportunity for review and comment on such documents by counsel to the Stockholder Representative;

(b) permit any Stockholder selling Registrable Stock who may be deemed to be an underwriter or a controlling person of Parent, to reasonably participate in the preparation of such registration statement and to request the insertion therein of language, furnished to Parent in writing, which in the reasonable judgment of such Stockholder and its counsel should be included (and such request shall be considered in good faith by Parent and its counsel);

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement and as may be necessary to keep such registration statement effective;

(d) furnish to each Stockholder selling Registrable Stock such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto) and any exhibits filed therewith or documents incorporated by reference therein as such Stockholder may reasonably request to facilitate the disposition of such Registrable Stock;

(e) use all reasonable efforts to register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Stock covered by the registration statement; provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it would not be required to qualify but for the requirements of this paragraph (e); provided, further, that Parent shall not be required to qualify such Registrable Stock in any jurisdiction in which the securities regulatory authority requires that any Stockholder submit any shares of its Registrable Stock to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Stock in such jurisdiction unless such Stockholder agrees to do so;

(f) use all reasonable efforts to cause all Registrable Stock covered by such registration statement to be registered and approved by such other domestic governmental agencies or authorities, if any, as may be necessary to enable the Stockholders to consummate the disposition of such Registrable Stock;

(g) promptly notify each Stockholder at any time when a prospectus relating to the sale of Registrable Stock is required to be delivered under the Securities Act of the happening of any event, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of a Stockholder promptly prepare and furnish to such Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(h) upon reasonable notice and during Parent’s normal business hours, make available for inspection by any Stockholder selling Registrable Stock who might be deemed to be an underwriter or who is a director (or person performing similar functions) of Parent, and any attorney, accountant or other agent retained by any such holder, all financial and other records, pertinent corporate documents and properties of Parent, which are reasonably necessary to enable such Stockholder to conduct an appropriate due diligence inquiry (collectively, “Records”), and cause Parent’s officers, directors and employees to supply all such Records reasonably requested by any such Person in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, Parent shall not be required to provide any information under this Section 4.3(h) if (i) Parent reasonably believes, after consultation with its counsel, that to do so would cause Parent to forfeit an attorney-client privilege that was applicable to such information or (ii) if Parent reasonably determines in good faith that such Records are confidential and so notifies such Stockholder in writing, unless prior to furnishing any such information with respect to this clause (ii) such Stockholder agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions;

(i) to the extent any registration pursuant to Section 4.2 is by means of an underwritten offering, enter into customary agreements (including, if the method of distribution is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of any Registrable Stock included in such registration;

(j) provide a transfer agent and registrar for all Registrable Stock covered by such registration statement not later than the effective date of such registration statement;

(k) notify each Stockholder, promptly after it shall receive notice thereof, of the time when such registration statement, or any post-effective amendments to the registration statement, shall have become effective, or a supplement to any prospectus forming part of such registration statement has been filed;

(l) make available to each Stockholder whose Registrable Stock is included in such registration statement as soon as reasonably practicable after the same is prepared and publicly distributed, filed with the Commission, or received by Parent, an executed copy of each letter written by or on behalf of Parent to the Commission or the Staff of the Commission (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the Commission or the Staff of the Commission (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such registration statement;

(m) respond as soon as reasonably practicable to any and all comments received from the Commission or the Staff of the Commission with a view towards causing such registration statement or any amendment thereto to be declared effective by the Commission as soon as reasonably practicable and file an acceleration request as soon as reasonably practicable following the resolution or clearance of all Commission comments or, if applicable, following notification by the Commission that any such registration statement or any amendment thereto will not be subject to review;

(n) advise each Stockholder promptly after it shall receive notice or obtain knowledge thereof, of (i) the issuance of any stop order, injunction or other order or requirement by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose, (ii) the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Stock under state securities or “blue sky” laws or the initiation or threat of initiation of any proceedings for that purpose and (iii) the removal of any such stop order, injunction or other order or requirement or proceeding or the lifting of any such suspension;

(o) use all reasonable efforts to prevent the issuance of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement and obtain as soon as practicable the withdrawal of any such stop order, injunction or other order or requirement that is issued;

(p) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, but not later than 15 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

(q) use all reasonable efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which Parent Common Stock is then listed;

(r) within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any registration statement or prospectus used under this Agreement (and any offering covered thereby); and

(s) use all reasonable efforts to take all other actions necessary or customarily taken by issuers to effect the registration of the Registrable Stock contemplated hereby.

Section 4.4 Furnish Information. The Stockholders shall furnish to Parent such information regarding themselves, the Registrable Stock held by them, and the intended method of disposition of such securities as Parent shall reasonably request and as shall be required in connection with the registration of the Registrable Stock.

Section 4.5 Expenses of Registration. All expenses incurred in connection with each registration statement pursuant to this Agreement, excluding underwriters’ discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers’ and accounting fees, stock exchange fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and the fees and disbursements of counsel for Parent shall be paid by Parent.

Section 4.6 Underwriting Requirements. In connection with any underwritten offering pursuant to Section 4.2, Parent shall not be required to include shares of Registrable Stock in such underwritten offering unless the holders of such shares of Registrable Stock accept the terms of the underwriting of such offering that have been agreed upon between Parent and the underwriters and such holders of Registrable Stock complete and execute all questionnaires, powers of attorney, indemnities and other documents required under the terms of such underwriting agreement; provided, that no Stockholder selling Registrable Stock in any such underwritten registration shall be required to make any representations or warranties to Parent or the underwriters (other than representations and warranties regarding such Stockholder, such Stockholder’s ownership of Registrable Stock to be sold in the offering, such Stockholder’s intended method of distribution and any other representation required by law). If any Stockholder selling Registrable Stock in any such underwritten registration disapproves of the terms of such underwriting, then such Stockholder may elect to withdraw therefrom by delivering written notice to Parent and the managing underwriting, which notice must be delivered no later than the date immediately preceding the date on which the underwriters price such offering.

Section 4.7 Covenants Relating to Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the Stockholders’ sale of the Registrable Shares to the public without registration, Parent agrees, so long as a Stockholder owns any Registrable Stock, to:

(a) make and keep public information regarding Parent available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required to be filed by Parent under the Securities Act and the Exchange Act; and

(c) furnish, unless otherwise available at no charge by access electronically to the Commission’s EDGAR filing system, to a Stockholder forthwith upon request (i) a copy of the most recent annual or quarterly report of Parent, and (ii) such other reports and documents of Parent so filed with the Commission (other than comment letters and other correspondence between Parent and the Commission or its Staff, except as required by Section 4.3(l)) as such Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Stockholder to sell any such securities without registration.

Section 4.8 Indemnification. In the event any Registrable Stock is included in a registration statement under this Agreement:

(a) Parent shall indemnify, defend and hold harmless each Stockholder, such Stockholder’s directors and officers, each person who participates in the offering of such Registrable Stock, and each person, if any, who controls such Stockholder or participating person within the meaning of the Securities Act, against any losses, claims, damages, liabilities, expenses or actions, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Stockholder, such Stockholder’s directors and officers, such participating person or controlling person for any documented legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them) in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the indemnity agreement contained in this Section 4.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the reasonable consent of Parent; provided, further, that Parent shall not be liable to any Stockholder, such Stockholder’s directors and officers, participating person or controlling person in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use therein, by any such Stockholder, such Stockholder’s directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Stockholder, such Stockholder’s directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Stockholder.

(b) Each Stockholder whose shares of Registrable Stock are included in the registration being effected shall, severally and not jointly, indemnify, defend and hold harmless Parent, each of its directors and officers, each person, if any, who controls Parent within the meaning of the Securities Act, and each agent for Parent against any losses, claims, damages, liabilities, expenses or actions to which Parent or any such director, officer, controlling person, agent or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities, expenses or actions (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the Securities Act or any amendments on supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Stockholder expressly for use therein; and each such Stockholder shall reimburse any documented legal or other expenses reasonably incurred by Parent or any such director, officer, controlling person or agent (but not in excess of expenses incurred in respect of one counsel for all of them) in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the indemnity agreement contained in this Section 4.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, expense or action if such settlement is effected without the reasonable consent of such Stockholder; provided, further, that the liability of each Stockholder hereunder shall be limited to the proportion of any such loss, claim, damage, liability, expense or action which is equal to the proportion that the net proceeds from the sale of the shares sold by such Stockholder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Stockholder (after the deduction of all underwriters’ discounts and commissions and all other expenses paid by such Stockholder in connection with such registration) from the sale of Registrable Stock covered by such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Parent, Parent’s directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Stockholder.

(c) Promptly after receipt by an indemnified party under this Section 4.8 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to those available to such indemnifying party, (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel or (iii) in the reasonable opinion of such indemnified party representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding, in which case the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining separate legal counsel); provided, however, that an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action shall not relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity contained in this Section 4.8, unless (and only to the extent) the indemnifying party was prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability which it may have to such indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any claim or pending or threatened proceeding in respect of which the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such claim or proceeding.

(d) (i) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, expenses or actions referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(iii) The liability of each Stockholder in respect of any contribution obligation of such Stockholder under this Agreement with respect to a particular registration shall not exceed the net proceeds (after the deduction of all underwriters’ discounts and commissions and all other expenses paid by such Stockholder in connection with such registration) received by such Stockholder from the sale of the Registrable Stock covered by such registration statement.

Section 4.9 Delay Rights. Notwithstanding anything to the contrary contained herein, Parent may, upon written notice (which notice shall include a certificate signed by an executive officer of Parent that Parent is suspending the use of the prospectus, a general statement of the reason for the suspension and an estimate of the length of the suspension) to any Stockholder whose shares of Registrable Stock are included in the Shelf Registration Statement, suspend such Stockholder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Stockholder shall discontinue sales of the shares of Registrable Stock pursuant to the Shelf Registration Statement, but such Stockholder may settle any prior sales of Registrable Stock) if (a) Parent is pursuing a material financing, acquisition, merger, joint venture, reorganization, disposition or other similar transaction or Parent is resolving comments on its public filings with the Commission or other similar events and the Board or the Chief Executive Officer of Parent determines in good faith that Parent’s ability to pursue or consummate such a transaction or resolve such comments would be materially adversely affected by any required disclosure of such transaction or comments in the Shelf Registration Statement, or (b) Parent has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board or the Chief Executive Officer of Parent, would be premature; provided, however, in no event shall any such suspension period exceed an aggregate of one hundred twenty (120) days in any consecutive 365-day period. Upon disclosure of such information or the termination of the condition described above, Parent shall promptly (x) provide notice to the Stockholder Representative, (y) terminate any suspension of sales it has put into effect and (z) take such other actions necessary to permit registered sales of Registrable Stock as required or contemplated by this Agreement, including, if necessary, preparation and filing of a post-effective amendment or prospectus supplement so that the Shelf Registration Statement and any prospectus forming a part thereof will not include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Section 5.1 Representations and Warranties of Parent. Parent represents and warrants to the Stockholders as follows:

(a) Parent has the requisite corporate power and authority to execute, deliver and perform this Agreement;

(b) this Agreement has been duly and validly authorized, executed and delivered by Parent and constitutes a valid and binding obligation of Parent, enforceable in accordance with its terms, except that (i) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium or other laws, now or hereafter in effect relating to or limiting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief and certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought;

(c) the execution, delivery and performance of this Agreement by Parent do not violate or conflict with or constitute a default under Parent’s certificate of incorporation or bylaws; and

(d) no holders of Parent’s Common Stock or any securities converted into Parent’s Stock have been granted as of the date of this Agreement registration rights superior to or pari passu to those granted to the Stockholders.

Section 5.2 Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to Parent as follows:

(a) such Stockholder has the requisite power and authority (whether corporate or otherwise) to execute, deliver and perform this Agreement;

(b) this Agreement has been duly and validly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable in accordance with its terms, except that (i) such enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect relating to or limiting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief and certain equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and

(c) as of the date of this Agreement, such Stockholder does not own any securities of Parent other than Parent Common Stock received pursuant to the Merger Agreement.

ARTICLE VI

MISCELLANEOUS

Section 6.1 Interpretation.

(a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(b) In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(c) The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include the Person’s successors and permitted assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (iv) all references herein to Articles and Sections shall be construed to refer to Articles and Sections of this Agreement.

Section 6.2 Amendments. No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by Parent and the Stockholder Representative.

Section 6.3 Assignment. Except where otherwise expressly provided herein or pursuant to a Transfer in accordance with Section 3.1, this Agreement and the rights and obligations hereunder shall not be assignable or transferable by the parties hereto (except by operation of law in connection with a merger, or pursuant sale of substantially all the assets, of a party hereto) without the prior written consent of Parent, in the case of a Stockholder, or the Stockholder Representative, in the case of Parent. Any attempted assignment in violation of this Section 6.3 shall be void.

Section 6.4 No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective permitted assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

Section 6.5 Notices.

(a) All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to Parent:	Gentiva Health Services, Inc. 3350 Riverwood Parkway, Suite 1400 Atlanta, Georgia 30339 Attention: John N. Camperlengo, General Counsel Facsimile: (770) 541-3687

Copy to Counsel:	Greenberg Traurig, LLP 3333 Piedmont Road NE, Suite 2500 Atlanta, GA 30305 Attention: Gary E. Snyder, Esq. Facsimile: (678) 553-2121

If to the Stockholder Representative:	R. Steven Hicks 1703 West Fifth Street, Suite 800 Austin, Texas 78703 Facsimile: (512) 340-7805

Copy to Counsel:	Alston & Bird LLP One Atlantic Center 1201 W. Peachtree Street Atlanta, Georgia 30309
	Attention:	Steven L. Pottle, Esq. Sarah E. Ernst, Esq.
	Facsimile:	(404) 881-7777

(b) Any party hereto may change its address specified for notices herein by designating a new address by notice in accordance with this Section 6.5.

Section 6.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service, including by email attachment, shall be considered original executed counterparts for purposes of this Agreement.

Section 6.7 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other Persons or circumstances.

Section 6.8 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State, without regard to conflicts of laws principles.

(b) All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware or any federal court sitting in the State of Delaware, and the parties hereby irrevocably submit to the exclusive jurisdiction of such court (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consent to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties or as specifically provided herein. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Each party irrevocably consents to the service of any and all process in any such action, suit or proceeding by the delivery of such process to such party at the address and in the manner provided in Section 6.5

(c) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT

Section 6.9 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

Section 6.10 Stockholder Representative. Each Stockholder hereby constitutes and appoints R. Steven Hicks, as the Stockholder Representative, as his or her true and lawful attorney-in-fact (i) to give and receive all notices and communications required or permitted under this Agreement, (ii) to agree to, negotiate, enter into settlements and compromises with respect to this Agreement, (iii) to negotiate, agree and enter into any amendments to this Agreement as per Section 6.2 of this Agreement, and (iv) to communicate to Parent any elections of the Stockholders with respect to the registration rights provided for in ARTICLE IV hereof. The Stockholder Representative may take all actions necessary or appropriate in the judgment of the Stockholder Representative for the accomplishment of any of the foregoing, each Stockholder agreeing to be fully bound by the acts, decisions and agreements of the Stockholder Representative taken and done pursuant to the authority herein granted. The Stockholder Representative shall not be liable, responsible or accountable in damages or otherwise to the

Stockholders for any loss or damage incurred by reason of any act or failure to act by the Stockholder Representative, and each Stockholder shall jointly and severally indemnify and hold harmless the Stockholder Representative against any loss or damage except to the extent such loss or damage shall have been the result of the individual gross negligence or willful misconduct of the Stockholder Representative. In the event that R. Steven Hicks dies or becomes incapacitated, the Stockholders shall promptly select an alternate person to serve as the Stockholder Representative and shall promptly notify Parent of such selection. Parent may conclusively and absolutely rely, without inquiry, upon any decision, act, consent, notice or instruction of the Stockholder Representative as being the decision, act, consent, notice or instruction of each of and all of the Stockholders. Parent is hereby relieved from any liability to any Person, including any Stockholder, for any acts done by it in accordance with or reliance on such decision, act, consent, notice or instruction of the Stockholder Representative. All notices or other communications required to be made or delivered by Parent to the Stockholders shall be made to the Stockholder Representative for the benefit of the Stockholders, and any notices so made shall discharge in full all notice requirements of Parent to the Stockholders with respect thereto. All notices or other communications required to be made or delivered by the Stockholders to Parent shall be made by the Stockholder Representative for the benefit of the Stockholders, and any notices so made shall discharge in full all notice requirements of the Stockholders to Parent with respect thereto.

Section 6.11 Termination. The provisions of this Agreement shall terminate as to a particular Stockholder at such time as the Stockholder no longer holds any Registrable Stock.

Section 6.12 Change in Law. In the event any law, rule or regulation comes into force or effect which conflicts with the terms and conditions of this Agreement, the parties shall negotiate in good faith to revise this Agreement to achieve the parties’ intention set forth herein.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties have caused this Stockholders’ Agreement to be duly executed as of the date first above written.

PARENT:	GENTIVA HEALTH SERVICES, INC.

	By:	/s/ Rodney D. Windley
	Name:	Rodney D. Windley
	Title:	Executive Chairman

STOCKHOLDER
REPRESENTATIVE:	/s/ R. Steven Hicks
R. Steven Hicks, in his capacity as the Stockholder Representative

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

HARDEN HEALTHCARE TEXAS, LLC

By:	/s/ Benjamin M. Hanson
Name:	Benjamin M. Hanson
Title:	Executive Vice President and Secretary

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October     , 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October     , 2013.

HICKS HEALTHCARE, LP

By:	/s/ Robert S. Hicks
Name:	Robert S. Hicks
Title:	President

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

ST. NIKLAAS HEALTHCARE, LP

By:	/s/ Walter DeRoeck
Name:	Walter DeRoeck
Title:	Manager of the GP

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

KRISTEN HICKS HANSON 2006 TRUST

By:	/s/ R. Steven Hicks
Name:	R. Steven Hicks
Title:	Trustee

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

ROBERT S. HICKS 2006 TRUST

By:	/s/ R. Steven Hicks
Name:	R. Steven Hicks
Title:	Trustee

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

BRANDON V. HICKS 2006 TRUST

By:	/s/ R. Steven Hicks
Name:	R. Steven Hicks
Title:	Trustee

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

SHELLY ELLARD 2006 TRUST

By:	/s/ R. Steven Hicks
Name:	R. Steven Hicks
Title:	Trustee

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

JASON MABRY 2006 TRUST

By:	/s/ R. Steven Hicks
Name:	R. Steven Hicks
Title:	Trustee

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

/s/ Benjamin Hanson
Benjamin Hanson

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

/s/ R. Steven Hicks
R. Steven Hicks

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

/s/ R. Steven Hicks
Robert S. Hicks

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

/s/ Lew Little, Jr.
Lew Little, Jr.

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

KKR DEBT INVESTORS II (2006)
(IRELAND) L.P.

By:	/s/ Michael R. McFerran
Name:	Michael R. McFerran
Title:	Authorized Signatory

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

KKR FINANCIAL HOLDINGS III, LLC

By:	/s/ Michael R. McFerran
Name:	Michael R. McFerran
Title:	Authorized Signatory

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

KKR - MILTON CAPITAL PARTNERS, L.P.

By:	/s/ Michael R. McFerran
Name:	Michael R. McFerran
Title:	Authorized Signatory

[Signature Page to Stockholders’ Agreement]

STOCKHOLDERS’ AGREEMENT

COUNTERPART SIGNATURE PAGE

The undersigned hereby agrees to all the terms and provisions of the Stockholders’ Agreement, dated October 18, 2013, by and among Gentiva Health Services, Inc., a Delaware corporation, the former stockholders of Harden Healthcare Holdings, Inc., a Delaware corporation, and R. Steven Hicks, as representative for such stockholders (the “Stockholders’ Agreement”), and agrees to be bound by the terms and provisions thereof as a Stockholder party thereto, as evidenced by the execution of this Counterpart Signature Page which, together with other Counterpart Signature Pages, is hereby incorporated into the Stockholder’s Agreement.

IN WITNESS WHEREOF, the undersigned has signed this Counterpart Signature Page effective October 18, 2013.

OREGON PUBLIC EMPLOYEES RETIREMENT FUND

By:	/s/ Michael R. McFerran
Name:	Michael R. McFerran
Title:	Authorized Signatory

[Signature Page to Stockholders’ Agreement]

APPENDIX A

STOCKHOLDERS

Harden Healthcare Texas, LLC

Hicks Healthcare, LP

St. Niklaas Healthcare, LP

Kristen Hicks Hanson 2006 Trust

Robert S. Hicks 2006 Trust

Brandon V. Hicks 2006 Trust

Shelly Ellard 2006 Trust

Jason Mabry 2006 Trust

Benjamin Hanson

R. Steven Hicks

Robert S. Hicks

Lew Little, Jr.

KKR Debt Investors II (2006) (Ireland) L.P.

KKR Financial Holdings III, LLC

KKR – Milton Capital Partners, L.P.

Oregon Public Employees Retirement Fund